UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT

TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 1, 2018

Rennova Health, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-35141	68-0370244
(Commission File Number)	(I.R.S. Employer Identification No.)

400 S. Australian Avenue, Suite 800, West Palm Beach, Florida	33401
(Address of Principal Executive Offices)	(Zip Code)

(561) 855-1626
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K (this “Amendment”) is being filed by Rennova Health, Inc., a Delaware corporation (the “Company”), for the purpose of amending Item 2.01 Completion of Acquisition or Disposition of Assets and Item 9.01 Financial Statements and Exhibits of that certain Current Report on Form 8-K originally filed by the Company with the Securities and Exchange Commission (the “SEC”) on June 7, 2018 (the “Original Form 8-K”) in connection with the completion of the acquisition of certain assets related to an acute care hospital located in Jamestown, Tennessee. This Amendment is also being filed to provide the financial statements and pro forma financial information required by Items 9.01(a) and (b) of Form 8-K, which were not previously filed with the Original Form 8-K.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On June 1, 2018, the Company closed the previously-reported asset purchase agreement (the “Purchase Agreement”) to acquire certain assets related to an acute care hospital located in Jamestown, Tennessee. The hospital, known as Jamestown Regional Medical Center, is a fully operational 85-bed facility of approximately 90,000 square feet on over eight acres of land, and offers a 24-hour emergency department with two spacious trauma bays and seven private exam rooms, inpatient and outpatient surgical services and a progressive care unit which provides telemetry services. The hospital operations include a separate physician practice which operates as Mountain View Physician Practice, Inc.

The assets were acquired from Community Health Systems, Inc. (“CHS”). Other than in respect of the transaction, there is no material relationship between CHS and the Company, any of our affiliates, any of our officers or directors or any of their associates.

The cash consideration paid to CHS was an aggregate of $635,096, which included $35,735 in closing costs. There was an additional $33,887 in other costs which were subsequently identified and recorded. In aggregate, diligence, legal and other costs associated with the acquisition are estimated to be approximately $500,000, meaning that the total cost of acquisition to the Company was approximately $1,100,000. In addition, there were approximately $196,000 of accrued liabilities that were assumed as part of the acquisition.

The summary of the Purchase Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 10.173 hereto and is incorporated by reference herein.

Section 9.01.	Financial Statements and Exhibits.

(a)       Financial statements of businesses acquired.

The following combined financial statements of Jamestown TN Medical Center, Inc. and Mountain View Physician Practice, Inc. are being filed as exhibits hereto and are incorporated by reference herein:

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Exhibit 99.1 – Audited Combined Financial Statements of Jamestown TN Medical Center, Inc. and Mountain View Physician Practice, Inc., including independent auditor’s report, as of and for the years ended December 31, 2017 and 2016.

Exhibit 99.2 – Combined Financial Statements of Jamestown TN Medical Center, Inc. and Mountain View Physician Practice, Inc. as of and for the three months ended March 31, 2018 and 2017.

(b)       Pro forma financial information.

The following pro forma financial information is being filed as an exhibit hereto and is incorporated by reference herein:

Exhibit 99.3 – Unaudited pro forma financial statements and explanatory notes for Rennova Health, Inc. as of March 31, 2018, for the three months ended March 31, 2018 and for the year ended December 31, 2017.

(c)       Not applicable.

(d)       Exhibits.

Exhibit No.	Exhibit Description

23	Consent of Haynie & Company, CPAs

10.173	Asset Purchase Agreement, dated as of January 31, 2018, by and among HMA Fentress County Hospital, LLC, Jamestown HMA Physician Management, LLC, Jamestown TN Medical Center, Inc., CHS Community Health Systems, Inc. and Rennova Health, Inc. (incorporated by reference to Exhibit 10.162 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 6, 2018).

99.1	Audited Combined Financial Statements of Jamestown TN Medical Center, Inc. and Mountain View Physician Practice, Inc., including independent auditor’s report, as of and for the years ended December 31, 2017 and 2016.

99.2	Combined Financial Statements of Jamestown TN Medical Center, Inc. and Mountain View Physician Practice, Inc. as of and for the three months ended March 31, 2018 and 2017.

99.3	Unaudited pro forma condensed combined financial statements and explanatory notes for Rennova Health, Inc. as of March 31, 2018, for the three months ended March 31, 2018 and for the year ended December 31, 2017.

99.4*	Press release of Rennova Health, Inc. dated June 1, 2018.

* Previously filed with the Original Form 8-K

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 10, 2019	RENNOVA HEALTH, INC.

	By:	/s/ Seamus Lagan
Seamus Lagan
Chief Executive Officer
(principal executive officer)

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EXHIBIT INDEX

Exhibit No.	Exhibit Description

23	Consent of Haynie & Company, CPAs

10.173	Asset Purchase Agreement, dated as of January 31, 2018, by and among HMA Fentress County Hospital, LLC, Jamestown HMA Physician Management, LLC, Jamestown TN Medical Center, Inc., CHS Community Health Systems, Inc. and Rennova Health, Inc. (incorporated by reference to Exhibit 10.162 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 6, 2018).

99.1	Audited Combined Financial Statements of Jamestown TN Medical Center, Inc. and Mountain View Physician Practice, Inc., including independent auditor’s report, as of and for the years ended December 31, 2017 and 2016.

99.2	Combined Financial Statements of Jamestown TN Medical Center, Inc. and Mountain View Physician Practice, Inc. as of and for the three months ended March 31, 2018 and 2017.

99.3	Unaudited pro forma condensed combined financial statements and explanatory notes for Rennova Health, Inc. as of March 31, 2018, for the three months ended March 31, 2018 and for the year ended December 31, 2017.

99.4*	Press release of Rennova Health, Inc. dated June 1, 2018.

* Previously filed with the Original Form 8-K

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